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                                                                     EXHIBIT 4.1



                                        COMMON STOCK

                                        INCORPORATED UNDER THE LAWS OF DELAWARE


NUMBER          SHARES           [LOGO]

                                        SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

                                                      CUSIP 428058 10 4



                          THIS CERTIFIES THAT


                          IS THE OWNER OF



L                         FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
O                         PAR VALUE OF $.001 PER SHARE OF HESKA CORPORATION (THE
G                         "CORPORATION"),
O
                          TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE
                          RECORD HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED
                          ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY
                          ENDORSED.

                          THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTRAR.

                          IN WITNESS WHEREOF THE CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

         DATED:


                 [CHIEF FINANCIAL OFFICER]                  [PRESIDENT]


COUNTERSIGNED AND REGISTERED
AMERICAN SECURITIES TRANSFER & TRUST, INCORPORATED                           L
(P.O. BOX 1596, DENVER, CO 80201)                  TRANSFER AGENT            O
                                                   AND REGISTRAR             G
                                                                             O

                                           AUTHORIZED SIGNATURE

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                      [REVERSE SIDE OF STOCK CERTIFICATE]

                               HESKA CORPORATION

         The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM:    as tenants in common            UNIF GIFT MIN ACT    Custodian
TEN ENT:    as tenants by the entirety                      (Cust)       (Minor)
JT TEN:     as joint tenants with rights         Under Uniform Gifts to Minors
            of survivorship and not as           Act
            tenants in common                                     (State)
                                            UNIF TRF MIN ACT  Custodian (until age    )
                                                             (Cust)
                                                 under Uniform Transfers
                                            to Minors Act
                                                             (State)

   Additional abbreviations may also be used though not on the above list.

FOR VALUE RECEIVED,                       hereby sell, assign and transfer unto


Please insert social security or other
     identifying number of assignee


 (Please print or typewrite name and address, including zip code, of assignee)

                                                                          Shares

of the Common Stock represented by the within Certificate, and do hereby
irrevocably constitute and appoint                                    Attorney
to transfer the said shares of Common Stock on the books of the within named Corporation with full power of substitution.

Dated:                    X
                          X
                          NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

SIGNATURE(S) GUARANTEED:

By

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.